Exhibit 10.2
Execution Version
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 10, 2023, by and among WEX INC., a Delaware corporation (the “Company”), WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED, as a Designated Borrower (as defined in the Existing Credit Agreement referred to below), WEX CARD HOLDINGS AUSTRALIA PTY LTD. (the “Specified Designated Borrower” and, together with the Company and the Designated Borrower, the “Amendment Loan Parties”), the Lenders party hereto and BANK OF AMERICA, N.A., as the Administrative Agent (as defined in the Existing Credit Agreement referred to below).
W I T N E S S E T H:
WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Specified Designated Borrower, the Lenders from time to time party thereto and the Administrative Agent, Swing Line Lender and L/C Issuer are party to that certain Amended and Restated Credit Agreement, dated as of April 1, 2021 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of April 24, 2023 and as it may be further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, pursuant to Section 10.01 of the Existing Credit Agreement, the Company has requested that the Lenders consent to certain amendments to the Existing Credit Agreement as set forth herein; and
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”) unless the context otherwise requires.
SECTION 2. Amendments. Effective as of the Second Amendment Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows:
(a) The following defined term shall be added to Section 1.01 of the Existing Credit Agreement:
“Bank Term Funding Program” means the bank term funding program created on March 12, 2023 by the Federal Reserve.
(b) The definition of “Operating Indebtedness” is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:
“Operating Indebtedness” means, as of any date of determination, (i) all unsecured Indebtedness incurred in the ordinary course of the banking operations of any Bank Regulated Subsidiary which is includable as a liability on the consolidated balance sheet of such Bank Regulated Subsidiary and its consolidated subsidiaries at such date, determined on a consolidated basis in accordance with GAAP and (ii) all Indebtedness of any Bank Regulated Subsidiary incurred pursuant to Federal Reserve’s Bank Term Funding Program.”
SECTION 3. Conditions to Effectiveness of Amendments. The effectiveness of the amendments set forth in Section 2 is subject to satisfaction of the following conditions precedent (the date of such satisfaction being the “Second Amendment Effective Date”):
(a) (i) each of the Amendment Loan Parties shall have executed and delivered counterparts of this Amendment to the Administrative Agent, (ii) each Lender party hereto (which constitutes the Required Lenders and the Required Financial Covenant Lenders) shall have executed and delivered a counterpart of this Amendment to the Administrative Agent, and (iii) the Administrative Agent shall have executed a counterpart of this Amendment; and
(b) all expenses of the Administrative Agent required to be paid by the Company pursuant to the Existing Credit Agreement shall have been paid to the extent an invoice has been received prior to the date hereof.
SECTION 4. Representations and Warranties. Each Amendment Loan Party hereby represents and warrants on and as of the Second Amendment Effective Date that:
(a) the representations and warranties of the Borrowers contained in Article V of the Amended Credit Agreement and the representations and warranties of each Loan Party contained in each other Loan Document shall be true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Existing Credit Agreement;
(b) this Amendment has been duly executed and delivered by each Amendment Loan Party and this Amendment, the Amended Credit Agreement and each other Loan Document constitute legal, valid and binding obligations of such Amendment Loan Party, enforceable against such Amendment Loan Party in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(c) the Guaranties do, and shall continue to, guarantee the Obligations (or Foreign Obligations, as applicable) in accordance with the terms thereof;
(d) the Collateral Documents and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (or Foreign Obligations, as applicable) in accordance with the terms thereof; and
(e) the execution, delivery and performance by each Amendment Loan Party of this Amendment and the performance by each Amendment Loan Party of the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Amendment Loan Party’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Amendment Loan Party is a party or affecting such Amendment Loan Party or the properties of such Amendment Loan Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Amendment Loan Party or its property is subject; or (c) violate any Law, except, in each case referred to in clauses (b) or (c), to the extent that the same could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
SECTION 5. Effects on Loan Documents.
(a) On and after the Second Amendment Effective Date, each reference in any Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement and each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.
(b) Except as specifically amended herein, all Loan Documents (including the Guaranties and all Liens granted thereunder in respect of the Obligations) shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Amendment Loan Party reaffirms its Guarantees and any prior grant and the validity of any Liens granted by it pursuant to the Collateral Documents, in each case, in accordance with the terms thereof, with all such Liens continuing to secure the applicable Obligations in full force and effect after giving effect to this Amendment.
(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. This Amendment and the Amended Credit Agreement shall not constitute a novation of the Existing Credit Agreement or the other Loan Documents.
(d) The Company and the other parties hereto acknowledge and agree that, on and after the Second Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.
SECTION 6. GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 7. Miscellaneous.
(a) This Amendment shall be binding upon and inure to the benefit of the Loan Parties and their respective successors and permitted assigns, and upon the Administrative Agent and the Lenders and their respective successors and permitted assigns.
(b) To the extent permitted by applicable Law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (as defined in 15 USC §7006, as it may be amended from time to time) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper counterpart to this Amendment which has been converted into electronic form (such as scanned into PDF format), or an electronically signed counterpart to this Amendment converted into another format, for transmission, delivery and/or retention.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

WEX INC.

By:	/s/ Jagtar Narula
	Name:	Jagtar Narula
	Title:	Chief Financial Officer

DESIGNATED BORROWER:

WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Hilary Ann Rapkin
	Name:	Hilary Ann Rapkin
	Title:	Director

SPECIFIED DESIGNATED BORROWER:

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by

WEX CARD HOLDINGS AUSTRALIA PTY LTD
(ACN 123 181 635)

By:	/s/ Matthew Arthur
	Name:	Matthew Arthur
	Title:	Director

By:	/s/ Hilary Ann Rapkin
	Name:	Hilary Ann Rapkin
	Title:	Director
[Signature Page to Second Amendment to Amended and Restated Credit Agreement (WEX)]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
/s/ Denise Jones

Name: Denise Jones
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:
/s/ Robert C. Megan
Name: Robert C. Megan
Title: Senior Vice President
[Signature Page to Second Amendment to Amended and Restated Credit Agreement (WEX)]

Lender Consents
[On file with the Administrative Agent]